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Exhibit 10.11(c)

AMENDMENT TO
AMENDED AND RESTATED 1997 STOCK OPTION PLAN
OF CENDANT CORPORATION

Amended as of March 19, 2002

        The Amended and Restated 1997 Stock Option Plan of Cendant Corporation (the "Plan") is hereby amended as follows:

1.
The first sentence of Section 2 of the Plan is hereby amended and restated to read, in its entirety, as follows:

    Options may be granted under the Plan to purchase in the aggregate not more than 79,970,794 shares of Common Stock, $.01 par value per share, of the Company, of the series designated CD Stock ("Common Stock"), which shares may, in the discretion of the Board of Directors, consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company.

2.
Ratification. Except as expressly set forth in this Amendment, the Plan is hereby ratified and confirmed without modification.

3.
Effective Date. This Amendment shall be effective as of March 19, 2002.

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AMENDMENT TO AMENDED AND RESTATED 1997 STOCK OPTION PLAN OF CENDANT CORPORATION Amended as of March 19, 2002